UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 30, 2010

UTEC, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53241	20-5936198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7230 Indian Creek Ln., Ste. 201 Las Vegas, NV 89149
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On August 30, 2010, a special meeting of the stockholders of UTEC, Inc., a Nevada corporation (the “Company”) was held (the “Meeting”).  The sole matter voted upon at the Meeting was a proposal to approve an amendment to the Company’s articles of incorporation to remove Article 11 of the Company’s articles of incorporation regarding the preemptive rights of the Company’s stockholders.

The final number of votes cast for and against, as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

For 72,200,000	Against 0	Abstain 0	Broker Non-votes 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2010	UTEC, INC.

	By:	/s/ Kenneth B. Liebscher
Kenneth B. Liebscher
President and Chief Executive Officer

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